UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Veoneer, Inc.
(Exact name of registrant as specified in its charter)

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 Definitive Agreement  October 4, 2021  Qualcomm and SSW Partners to Acquire Veoneer    October 4, 2021  SSW and Qualcomm definitive agreement   1

veoneer

2021 Special Meeting of Stockholders – December 16, 2021

Vote by Internet – www.investorvote.com/veoneer
ID:
Code:

Dear Veoneer SDR Holder,

Proxy Materials for the **2021 Special Meeting of Stockholders of Veoneer, Inc. planned for December 16, 2021 at 3:30pm Central European Time** were filed with the U.S. Securities and Exchange Commission and published on **November 15, 2021**, and are now available on the Veoneer, Inc. website at www.veoneer.com/investors.

At the Special Meeting, you, as a holder of Veoneer, Inc. Swedish Depository Receipts ("SDRs") are being asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 4, 2021 (the "Merger Agreement"), by and among QUALCOMM Incorporated, a Delaware corporation ("Qualcomm"), SSW HoldCo LP, a Delaware limited partnership ("SSW" and, together with Qualcomm, the "Acquiring Parties"), SSW Merger Sub Corp, a Delaware corporation and a direct, wholly owned subsidiary of SSW ("Merger Sub"), and Veoneer. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Veoneer (the "Merger"), with Veoneer surviving the Merger, and Veoneer will become an indirect, wholly owned subsidiary of SSW. You are also being asked to consider and vote on a non-binding, advisory proposal to approve compensation that will or may become payable by Veoneer to its named executive officers in connection with the Merger. Please refer to the Proxy Materials for more detailed information on each proposal.

If the Merger contemplated by the Merger Agreement is completed, SDR holders will be entitled to receive an amount in Swedish Kronor (SEK), equal to $37.00 US dollars per SDR, at a conversion rate calculated pursuant to the General Terms and Conditions for the SDRs.

Information regarding the proposed Merger Agreement can be found at www.veoneer.com

VOTING REGARDING THE MERGER AGREEMENT – YOUR VOTE IS IMPORTANT

It is important that you are represented at this Special Meeting.

Vote by Internet – www.investorvote.com/veoneer

Use the Internet to transmit your voting instructions no later than 11:59pm, Central European Time, on December 15, 2021. Have your proxy card in hand when you access the website and follow the instructions. To be able to vote you will need the Code found at the top of the first page of the proxy card.

Vote by Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Computershare AB, "Veoneer SM", FRISVAR 205221117, SE-110 53 Stockholm, Sweden. Votes sent by Mail must be received no later than 1:00pm, Central European Time, on December 15, 2021 in order to be counted.

If you have any questions or if you need assistance voting, please contact Computershare, by phone on +46 (0)77124 64 00 or by e-mail at info@computershare.se.

ATTENDING THE VIRTUAL MEETING – www.virtualshareholdermeeting.com/VNE2021SM

Holders of Veoneer, Inc. SDRs may attend the Special Meeting via the Internet, but will not be permitted to vote at the meeting. If you would like to attend the meeting without asking questions, you can attend as a "Guest" by going to the link above and completing the "Guest Login" registration. If you would like to attend the meeting and also be able to submit questions, please contact Computershare using the contact information below to obtain a Special Meeting Control Number. You will need to contact Computershare to obtain a Special Meeting Control Number no later than 4:00pm, Central European Time, on December 13, 2021.

ADDITIONAL INFORMATION

Copies of the proxy materials, voting instructions, and other resources related to the 2021 Special Meeting are available on the Investor Relations page of Veoneer's website at www.veoneer.com.

Sincerely,

Jan Carlson

Chairman of the Board of Directors,
President and Chief Executive Officer

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in connection with the proposed acquisition of Veoneer pursuant to a definitive Agreement and Plan of Merger (the “merger agreement”) between Veoneer, Qualcomm, SSW and SSW Merger Sub Corp, a Delaware corporation and a direct, wholly owned subsidiary of SSW. In connection with the proposed merger, Veoneer has filed a preliminary proxy statement and  intends to file other relevant materials with the United States Securities and Exchange Commission (SEC), including a definitive proxy statement which will be mailed or otherwise disseminated to Veoneer’s stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VEONEER AND THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about Veoneer or the proposed merger, once such documents are filed with the SEC, free of charge at the SEC’s website at www.sec.gov, or from Veoneer at https://www.veoneer.com/en/investors or by directing a request to Veoneer’s Investor Relations Department at thomas.jonsson@veoneer.com.

Participants in the Solicitation
Veoneer, Qualcomm, SSW and certain of their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from Veoneer’s stockholders in connection with the merger. Information about Veoneer’s directors and executive officers and their direct or indirect interests in Veoneer, by security holdings or otherwise, is set forth in Veoneer’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on March 29, 2021. To the extent holdings of Veoneer’s securities by such participants (or the identity of such participants) have changed, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 subsequently filed with the SEC. Information about Qualcomm’s directors and executive officers is set forth in Qualcomm’s proxy statement on Schedule 14A for its 2021 annual meeting of stockholders filed with the SEC on January 21, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement filed with the SEC regarding the proposed merger, if and when it becomes available.

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Veoneer Forward-Looking Statements
This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. The reader is cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Risks and uncertainties include, but are not limited to: (i) the merger may involve unexpected costs, liabilities or delays; (ii) the failure to satisfy the conditions to the consummation of the transaction, including approval of the merger by Veoneer’s stockholders and the receipt of certain governmental and regulatory approvals on the terms or at the timing expected; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iv) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) risks related to diverting management attention from ongoing business operations; (vi) the business of Veoneer may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; and (vii) the outcome of any legal proceedings that may be instituted against Veoneer or Qualcomm and SSW related to the merger agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Veoneer’s financial condition, results of operations, credit rating or liquidity.

You should carefully consider the foregoing factors and the other risks and uncertainties relating to Veoneer described in Veoneer’s Annual Report on Form 10-K for the most recently completed fiscal year, and other reports and documents filed by Veoneer from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veoneer assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Veoneer does not give any assurance that it will achieve its expectations.